--------------------------------------------------------------------------------

Scudder Variable Series II


o  Scudder Government Securities Portfolio

o  Scudder Growth Portfolio

o  Scudder High Yield Portfolio

o  Scudder Investment Grade Bond Portfolio

o  Scudder Money Market Portfolio

o  Scudder Small Cap Growth Portfolio

o  Scudder Technology Growth Portfolio

o  Scudder Total Return Portfolio


Prospectus

May 1, 2002



Class B Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.





The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents


How the Portfolios Work                                         Your Investment in the Portfolios

  3   Scudder Government Securities Portfolio                   25   Buying and Selling Shares

  6   Scudder Growth Portfolio                                  25   How the Portfolios Calculate Share Price

  8   Scudder High Yield Portfolio                              26   Distributions

 10   Scudder Investment Grade Bond Portfolio                   26   Taxes

 13   Scudder Money Market Portfolio                            26   Marketing and Distribution Fees

 15   Scudder Small Cap Growth Portfolio

 17   Scudder Technology Growth Portfolio

 20   Scudder Total Return Portfolio

 23   Other Policies and Risks

 24   Investment Advisor





How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Government Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities and repurchase agreements of U.S. government securities. U.S. government-related debt instruments in which the portfolio may invest include:

o        direct obligations of the U.S. Treasury; and

o securities issued or guaranteed, as to their payment of principal and interest, by U.S. government agencies or government sponsored entities.

In deciding which types of securities to buy and sell, the portfolio managers first consider the relative attractiveness of U.S. Treasury obligations compared to other U.S. government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities are backed by the U.S. Treasury. The guarantee of the U.S. government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Mortgage-backed securities carry additional risks and may be more volatile than many other types of debt securities. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, a large fall in interest rates could cause these securities to be paid off earlier than expected, forcing the portfolio to reinvest the money at a lower rate. In addition, if interest rates rise or stay high, these securities could be paid off later than expected, forcing the portfolio to endure lower yields. The result for the portfolio could be an increase in the volatility of its share price and yield.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers or other matters

o        derivatives could produce disproportionate losses

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by U.S. government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how portfolio performance compares with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was May 1, 2002. In the bar chart and table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    5.64        6.21      -2.99       18.69       2.30       8.69       6.76        0.43      10.65       7.22

-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:
Best Quarter: 6.01%, Q2 1995                    Worst Quarter: -2.77%, Q1 1992
2002 Total Return as of March 31: 0.67%


Average Annual Total Returns (%) as of 12/31/2001

                              1 Year              5 Years            10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B           7.22                 6.69                6.21

Index                          8.25                 7.49                7.22
--------------------------------------------------------------------------------

Index: Salomon Smith Barney 30-Year GNMA Index, an unmanaged index that measures the total return of GNMA 30-year pass-throughs of single family and graduated payment mortgages.

For the bar chart, total return for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns for 2000 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Scott Dolan                                  Sean McCaffrey                          William Chepolis
  Senior Vice President of Deutsche Asset      CFA, Managing Director of Deutsche      CFA, Senior Vice President of
  Management and Lead Manager of the           Asset Management and Portfolio          Deutsche Asset Management and
  portfolio.                                   Manager of the portfolio.               Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management      o Joined Deutsche Asset Management
     1989 and the portfolio in 1998.              in 1996 after five years of             in 1998 and the portfolio in 2002.
   o Over 13 years of investment industry         experience as fixed income            o Previously worked at Norwest Bank
     experience.                                  analyst specializing in synthetic       Minnesota, N.A. (now Wells Fargo
   o MS, Boston College.                          GIC bond portfolios at Fidelity         Bank) as a portfolio manager
                                                  Investments.                            (1983-1988, 1993-1998) and foreign
  John Dugenske                                 o Portfolio manager for Stable            exchange currency and option
  CFA, Managing Director of Deutsche Asset        Value strategies, responsible for       trader (1988-1995).
  Management and Portfolio Manager of the         overseeing the group's stable
  portfolio.                                      value and bond index efforts in
   o Joined Deutsche Asset Management in          asset-backed and mortgage-backed
     1998 and the portfolio in 1998.              securities as well as other
   o Over 12 years of investment industry         financial instruments underlying
     experience.                                  synthetic GICs: New York.
   o MSME, University of Illinois.              o MBA, Yale University.
   o MBA, University of Illinois.               o Joined the portfolio in 2002.

Scudder Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of capital.

The portfolio normally invests at least 65% of total assets in common stocks of large U.S. companies that are similar in size to the companies in the Russell 1000 Growth Index (as of December 31, 2001, the Russell 1000 Growth Index had a median market capitalization of $3.6 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have strong product lines, effective management and leadership positions within core markets. The managers also analyze each company's valuation, stock price movements and other factors.

Based on the above analysis, the managers classify stocks as follows:

Stable Growth (typically at least 70% of portfolio): companies with strong business lines and potentially sustainable earnings growth

Accelerating Growth (typically up to 25% of portfolio): companies with a history of strong earnings growth and the potential for continued growth

Special Situations (typically up to 15% of portfolio): companies that appear likely to become Stable Growth or Accelerating Growth companies through a new product launch, restructuring, change in management or other catalyst

The managers intend to keep the portfolio's holdings diversified across industries and companies, and generally keep its sector weightings similar to those of the Russell 1000 Growth Index.

The portfolio normally will sell a stock when the managers believe its earnings potential or its fundamental qualities have deteriorated or when other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks may at times not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o        growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may be suitable for investors who want a moderate to aggressive long-term growth portfolio with a large-cap emphasis.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how portfolio performance compares with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was May 1, 2002. In the bar chart and table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    3.31       14.34      -4.26       32.64      21.32      21.04       14.82      36.78      -19.26     -22.54

-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:
Best Quarter: 28.86%, Q4 1999                   Worst Quarter: -22.02%, Q3 1998
2002 Total Return as of March 31: -2.20%

Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B         -22.54                 3.52                 8.02

Index 1                      -20.42                 8.27                10.79

Index 2                      -11.87                10.70                12.94
--------------------------------------------------------------------------------

Index 1: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average growth orientation.

Index 2: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  William Gadsden                                  Jesse Stuart
  CFA, Managing Director of Deutsche Asset         Senior Vice President of Deutsche Asset
  Management and Co-Manager of the portfolio.      Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in 1983       o Joined Deutsche Asset Management in 1996
     and the portfolio in 2002.                       and the portfolio in 2002.
   o Over 21 years of investment industry           o Over 6 years of investment industry
     experience.                                      experience.
    o MBA, Wharton Business School, University
     of Pennsylvania.

Scudder High Yield Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, the portfolio generally invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from U.S. issuers, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell to achieve income and capital appreciation, the portfolio managers analyze securities to determine which appear to offer reasonable risk compared to their potential return. To do this, they rely on extensive independent analysis, favoring the bonds of companies whose credit is gaining strength or who they believe are unlikely to default.

Based on their analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the types of bonds, companies and industries represented. For example, the managers typically favor subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if they expect an economic slowdown.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

The portfolio normally invests at least 80% of total assets in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

For this portfolio, one of the main risk factors is the economy. Because the companies that issue high yield bonds may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. This may affect a company, an industry or the high yield market as a whole. Another factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk. In some cases, bonds may decline in credit quality or go into default. This risk is higher with foreign bonds. To the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Because the economy has a strong impact on corporate bond performance, the portfolio will tend to perform less well than other types of bond funds when the economy is weak.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o        currency fluctuations could cause foreign investments to lose value

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how portfolio performance compares with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was May 1, 2002. In the bar chart and table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   17.47       19.69      -2.49       17.10      13.77      11.33       1.20        1.90      -8.91       2.37

-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:
Best Quarter: 10.78%, Q1 1992                   Worst Quarter: -6.72%, Q3 1998
2002 Total Return as of March 31: 1.65%

Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B          2.37                 1.37                 6.94

Index 1                      19.33                 9.61                11.74

Index 2                       6.16                 3.20                 7.88
--------------------------------------------------------------------------------

Index 1: Salomon Smith Barney Long-Term High Yield Bond Index, a measure of the total return of high yield bond issues with a par value of at least $50 million and a remaining maturity of at least ten years.

Index 2: CSFB High Yield Index (formerly DLJ High Yield Index), an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by S&P and Moody's.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Andrew Cestone                                  Harry Resis, Jr.
  Director of Deutsche Asset Management and       Managing Director of Deutsche Asset
  Co-Manager of the portfolio.                    Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998      o Joined Deutsche Asset Management in 1988
     and the portfolio in 2002.                      to direct the fixed income department's
   o Prior to that, investment analyst,              taxable fixed-income trading.
     Phoenix Investment Partners, from 1997 to     o Over 34 years of investment industry
     1998; prior to that, credit officer,            experience.
     asset based lending group, Fleet Bank,        o Joined the portfolio in 1992.
     from 1995 to 1997.

Scudder Investment Grade Bond Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income.

The portfolio pursues its goal by investing primarily in a diversified portfolio of fixed-income securities.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of the top four grades of credit quality.

The portfolio can buy many types of income-producing securities, among them corporate bonds, U.S. government and agency bonds, high quality commercial paper, obligations of the Canadian government or its instrumentalities (payable in U.S. dollars), bank certificates of deposit of domestic or Canadian chartered banks with deposits in excess of $1 billion and cash and cash equivalents. Generally, the portfolio invests in U.S. bonds or instruments, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell, the portfolio managers use independent analysis to look for bonds of companies whose fundamental business prospects and cash flows are expected to improve. The managers also consider valuation, preferring those bonds that appear attractively priced in comparison to similar issues.

Based on the analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the companies and industries represented.

Credit Quality Policies

Although the portfolio invests primarily in bonds of the top four grades of credit quality, it could invest up to 20% of net assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, the most important factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. Changes in interest rates will also affect the portfolio's yield: when rates fall, the portfolio's yield tends to fall as well.

Because the economy affects corporate bond performance, the portfolio will tend to perform less well than other types of bond funds when the economy is weak. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o a bond could decline in credit quality or go into default; this risk is greater with lower rated bonds

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want exposure to the corporate bond market through a diversified investment portfolio that seeks high current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how portfolio performance compares with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was May 1, 2002. In the bar chart in the table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                           8.76       7.67       -2.30       9.63       5.45

--------------------------------------------------------------------------------
                           1997       1998        1999       2000       2001
--------------------------------------------------------------------------------

For the periods included in the bar chart:
Best Quarter: 3.80%, Q4 2000                    Worst Quarter: -1.29%, Q2 1999
2002 Total Return as of March 31: -0.89%


Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 5/1/96
                              1 Year              5 Years          Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class B           5.45                 5.75                5.68

Index                          8.50                 7.37               7.59*
--------------------------------------------------------------------------------

Index: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.

*   Since 4/30/1996

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  David Baldt                                  Daniel Taylor                              Brett Diment
  CFA, Managing Director of Deutsche Asset     CFA, Vice President of Deutsche Asset      Managing Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the           Management and Consultant to the
  portfolio.                                   portfolio.                                 portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management in
     1989 and the portfolio in 2002.              1998 and the portfolio in 2002.            1991 and the portfolio in 2002.
   o Chief Investment Officer of the Fixed      o Prior to that, fixed income              o Over 12 years of investment industry
     Income Fund Group.                           portfolio manager, asset-backed            experience.
                                                  securities analyst and senior credit     o Head of Emerging Market Debt for
  J. Christopher Gagnier                          analyst, CoreStates Investment             London Fixed Income and responsible
  Director of Deutsche Asset Management and       Advisors, from 1992 to 1998.               for coordinating research into
  Co-Manager of the portfolio.                                                               Continental European Markets and
   o Joined Deutsche Asset Management in       Thomas Flaherty                               managing global fixed income, balanced
     1997 and the portfolio in 2002.           Director of Deutsche Asset Management         and cash based portfolio: London.
   o Prior to that, portfolio manager,         and Co-Manager of the portfolio.
     Paine Webber (1984-1997).                  o Joined Deutsche Asset Management in     Timothy Vile
   o Analyst specializing in asset-backed         1995 and the portfolio in 2002.         Director of Deutsche Asset Management
     securities and government investments.     o Analyst specializing in corporate       and Consultant to the portfolio.
                                                  bonds and mortgages.                     o Joined Deutsche Asset Management in
  Gary Bartlett                                                                              1991 with 6 years that included
  CFA, Director of Deutsche Asset              Andrew Cestone                                portfolio manager for fixed income
  Management and Co-Manager of the             Director of Deutsche Asset Management         portfolios at Equitable Capital
  portfolio.                                   and Co-Manager of the portfolio.              Management.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in      o Portfolio manager for Enhanced Fixed
     1992 and the portfolio in 2002.              1998 and the portfolio in 2002.            Income: London.
   o Analyst specializing in taxable            o Prior to that, Investment Analyst,       o Joined the portfolio in 2002.
     municipal and government investments.        Phoenix Investment Partners, from
   o MBA, Drexel University.                      1997 to 1998. Prior to that, Credit
                                                  Officer, asset based lending group,
  Warren Davis                                    Fleet Bank, from 1995 to 1997.
  Director of Deutsche Asset Management
  and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in 1995
     and the portfolio in 2002.
   o Analyst specializing in mortgage- and
     asset-backed securities.
   o MBA, Drexel University.
   o Analyst specializing in asset-backed
     securities and government securities.

Scudder Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio invests exclusively in high-quality short-term securities, as well as repurchase agreements.

The portfolio may buy securities from many types of issuers, including the U.S. government, corporations and municipalities. The portfolio typically invests more than 25% of net assets in government securities and instruments issued by domestic banks. However, everything the portfolio buys must meet the rules for money market fund investments (see below).

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to decline.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable share price, these rules limit money market funds to particular types of securities. Some of these rules include the following:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the portfolio's holdings cannot exceed 90 days

o all securities must be in the top two credit ratings (or, if unrated, of comparable quality) for short-term securities and be denominated in U.S. dollars

The Main Risks of Investing in the Portfolio

Money market portfolios are generally considered to have lower risks than other types of mutual fund portfolios. Even so, there are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the portfolio.

As with most money market funds, the most important factor affecting the portfolio's performance is market interest rates. The portfolio's yield tends to reflect current short-term interest rates, which means that when these rates decline, the portfolio's yield generally declines as well.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable U.S. securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of interest rate trends, credit quality or other matters

o the counterparty to a repurchase agreement or other transaction could default on its obligations

o over time, inflation may erode the real value of an investment in the portfolio

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The inception date for Class B was May 1, 2002. In the bar chart and table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    3.18        2.57       3.70       5.40        4.76       4.98       4.88        4.58       5.84       3.49

-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:
Best Quarter: 1.50%, Q3 2000                    Worst Quarter: 0.44%, Q4 2001
2002 Total Return as of March 31: 0.28%


Average Annual Total Returns (%) as of 12/31/2001

                              1 Year              5 Years            10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B            3.49                 4.75                4.33
--------------------------------------------------------------------------------

For the portfolio's current yield, please call Scudder at (800) 778-1482 or your participating insurance company.


The Portfolio Managers

Effective April 8, 2002, a new group of investment professionals are responsible for the day-to-day management of the portfolio. These investment professionals have several years of experience managing money market funds.

Scudder Small Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of December 31, 2001, the Russell 2000 Growth Index had a median market capitalization of $4.3 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the managers seek companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The managers also consider the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Growth Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o        growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how portfolio performance compares with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was May 1, 2002. In the bar chart and table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

       29.75      27.72      33.87       18.07      34.23      -10.93     -28.98

--------------------------------------------------------------------------------
       1995        1996       1997       1998        1999       2000       2001
--------------------------------------------------------------------------------

For the periods included in the bar chart:
Best Quarter: 30.88%, Q4 1999                   Worst Quarter: -31.76%, Q3 2001
2002 Total Return as of March 31: -7.00%

Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 5/2/94
                             1 Year              5 Years           Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class B         -28.98                 6.06               11.53

Index 1                       -9.23                 2.87                7.21*

Index 2                        2.49                 7.52               10.54*
--------------------------------------------------------------------------------

Index 1: Russell 2000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 2000 Index.

Index 2: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

*   Since 4/30/1994

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Sewall Hodges                                Peter Chin                                 Roy McKay
  CFA, Managing Director of Deutsche Asset     CFA, Managing Director of Deutsche         CFA, Managing Director of Deutsche
  Management and Co-Manager of the             Asset Management and Co-Manager of the     Asset Management and Co-Manager of the
  portfolio.                                   portfolio.                                 portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management in
     1995 and the portfolio in 2002.              1973 and the portfolio in 2002.            1988 and the portfolio in 2002.
   o Over 24 years of investment industry       o Over 33 years of investment industry     o Over 36 years of investment industry
     experience.                                  experience.                                experience.
   o MBA, Wharton Business School,              o MBA, Columbia University Graduate        o MBA, Wharton Business School,
     University of Pennsylvania.                  School of Business.                        University of Pennsylvania.

Scudder Technology Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of U.S. companies in the technology sector. This may include companies of any size that commit at least half of their assets to the technology sector, or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are aerospace, electronics, computers/software, medicine/biotechnology, geology and oceanography.

In choosing stocks, the portfolio managers look for individual companies that have robust and sustainable earnings momentum, large and growing markets, innovative products and services and strong balance sheets, among other factors.

The managers may favor securities from different industries and companies within the technology sector at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 20% of net assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. The fact that the portfolio focuses on one sector increases this risk, because factors affecting this sector affect portfolio performance. For example, technology companies could be hurt by such factors as market saturation, price competition and competing technologies.

Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o        growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio is designed for investors who who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how portfolio performance compares with three broad-based market indices (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was May 1, 2002. In the bar chart and table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                                             -21.77     -32.56

--------------------------------------------------------------------------------
                                                              2000       2001
--------------------------------------------------------------------------------

For the periods included in the bar chart:
Best Quarter: 28.49%, Q4 2001                   Worst Quarter: -33.68%, Q3 2001
2002 Total Return as of March 31: -5.42%

Average Annual Total Returns (%) as of 12/31/2001

                                                                Since 5/1/99
                                       1 Year                   Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class B                   -32.56                      -2.45

Index 1                                -31.36                      -4.94*

Index 2                                -20.42                      -9.25*

Index 3                                -28.42                     -10.88*
--------------------------------------------------------------------------------

Index 1: JP Morgan H&Q Technology Index (formerly Hambrecht & Quist Technology Index), a market capitalization-weighted index which is composed of publicly traded stocks in approximately 275 technology companies.

Index 2: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average growth orientation.

Index 3: Goldman Sachs Technology Index, a modified capitalization-weighted index composed of companies involved in the technology industry.**

*    Since 4/30/1999

** The portfolio seeks growth of capital through investment in common stocks of U.S. companies in the technology sector. In light of this, the portfolio's investment advisor believes that it is more appropriate to measure the portfolio's performance against the Goldman Sachs Technology Index than against the JP Morgan H&Q Technology Index or the Russell 1000 Growth Index.

In the table, total return from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Blair Treisman                            Jonathan Wild                            Stephen Scott
  Vice President of Deutsche Asset          CA, Managing Director of Deutsche        Director of Deutsche Asset Management
  Management and Lead Manager of the        Asset Management and Consultant to       and Consultant to the portfolio.
  portfolio.                                the portfolio.                            o Joined Deutsche Asset Management
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management         in 1996, previously serving as
     1999 and the portfolio in 2000.           in 1996, previously serving as           team leader of Software and IT
   o Prior to that, Business Services          portfolio manager and analyst for        services, London, and
     Analyst at Salomon Smith Barney           U.K. equities specializing in the        analyst/portfolio manager, Sydney,
     (1999); Senior Research Analyst and       Telecoms sector, London, after 9         after 1 year of experience as
     Hedge Fund Manager at Midtown             years of experience as portfolio         credit analyst for Westpac Banking
     Research Group (1998-1999); Senior        manager for Finsbury Asset               Corporation; lecturer at
     Analyst, Small Cap Growth Equities        Management and analyst at BZW            Securities Institute of Australia.
     Group at Putnam Investments from          having previously qualified as a       o Head of global equity research
     1994-1998.                                chartered accountant at KPMG.            team for Software & Services
   o MBA, Columbia Graduate School of        o Head of global equity research           sector: New York.
     Business.                                 team for Hardware & Equipment          o Graduate diploma from Securities
                                               sector, based in New York: London.       Institute of Australia.
                                             o Joined the portfolio in 2002.          o Joined the portfolio in 2002.

Scudder Total Return Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth stocks and bonds.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, U.S. government bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The portfolio managers may shift the proportion of the portfolio's holdings, at different times favoring stocks or bonds (and within those asset classes, different types of securities), while still maintaining variety in terms of the securities, issuers and economic sectors represented.

In choosing individual stocks, the managers favor large companies with a history of above-average growth, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The portfolio will normally sell a stock when it reaches a target price or when the managers believe its fundamental qualities have deteriorated.

In deciding what types of bonds to buy and sell, the managers consider their relative potential for stability and attractive income, and other factors such as credit quality and market conditions. The portfolio may invest in bonds of any duration.

Other Investments

Normally, this portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor is how stock markets perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices decline, the value of your investment is likely to decline as well. Stock prices can be hurt by poor management, shrinking product demand and other business risks. Stock risks tend to be greater with smaller companies.

The portfolio is also affected by the performance of bonds. A rise in interest rates generally means a decline in bond prices and, in turn, a decline in the value of your investment. Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, the relative attractiveness of stocks and bonds or other matters

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    growth stocks may be out of favor for certain periods

o    a bond could decline in credit quality or go into default

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Because the portfolio invests in a mix of stocks and bonds, this portfolio could make sense for investors seeking asset class diversification in a single investment portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how portfolio performance compares with three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was May 1, 2002. In the bar chart and table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    1.44       11.85      -9.72       25.65      16.47      19.66       14.85      14.52      -2.87       -6.32

-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:
Best Quarter: 13.25%, Q2 1997                   Worst Quarter: -8.78%, Q3 2001
2002 Total Return as of March 31: -0.55%

Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B          -6.32                 7.45                 7.94

Index 1                      -11.87                10.70                12.94

Index 2                        8.50                 7.37                 7.27

Index 3                      -20.42                 8.27                10.79
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.

Index 3: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average orientation.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  William Gadsden                              David Baldt                             Andrew Cestone
  CFA, Managing Director of Deutsche Asset     CFA, Managing Director of Deutsche      Director of Deutsche Asset Management
  Management and Lead Manager of the           Asset Management and Portfolio          and Portfolio Manager of the portfolio.
  portfolio.                                   Manager of the portfolio.                o Joined Deutsche Asset Management in
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management        1998 and the portfolio in 2002.
     1983 and the portfolio in 2002.              in 1989 and the portfolio in 2002.    o Prior to that, investment analyst,
   o Over 21 years of investment industry       o Chief Investment Officer of the         Phoenix Investment Partners, from
     experience.                                  Fixed Income Fund Group.                1997 to 1998. Prior to that, credit
   o MBA, Wharton Business School,                                                        officer, asset based lending group,
     University of Pennsylvania.               Thomas Flaherty                            Fleet Bank, from 1995 to 1997.
                                               Director of Deutsche Asset
  J. Christopher Gagnier                       Management and Portfolio Manager of     Brett Diment
  Director of Deutsche Asset Management and    the portfolio.                          Managing Director of Deutsche Asset
  Portfolio Manager of the portfolio.           o Joined Deutsche Asset Management     Management and Consultant to the
   o Joined Deutsche Asset Management in          in 1995 and the portfolio in 2002.   portfolio.
     1997 and the portfolio in 2002.            o Analyst specializing in corporate     o Joined Deutsche Asset Management in
   o Prior to that, portfolio manager,            bonds and mortgages.                    1991 and the portfolio in 2002.
     Paine Webber (1984-1997).                                                          o Over 12 years of investment industry
   o Analyst specializing in asset-backed      Janet Campagna                             experience.
     securities and government investments.    Managing Director of Deutsche Asset      o Head of Emerging Market Debt for
                                               Management and Portfolio Manager of        London Fixed Income and responsible
  Warren Davis                                 the portfolio.                             for coordinating research into
  Director of Deutsche Asset Management and     o Joined Deutsche Asset Management        Continental European Markets and
  Portfolio Manager of the portfolio.             in 1999 and the portfolio in 2002.      managing global fixed income,
   o Joined Deutsche Asset Management in        o Head of global and tactical asset       balanced and cash based portfolios:
     1995 and the portfolio in 2002.              allocation.                             London.
   o Analyst specializing in mortgage- and      o Investment strategist and manager
     asset-backed securities.                     of the asset allocation              Timothy Vile
   o MBA, Drexel University.                      strategies group for Barclays        Director of Deutsche Asset Management
                                                  Global Investors from 1994 to        and Consultant to the portfolio.
  Gary Bartlett                                   1999.                                 o Joined Deutsche Asset Management in
  CFA, Director of Deutsche Asset               o Over ten years of investment            1991 with 6 years of investment
  Management and Portfolio Manager of the         industry experience.                    industry experience that included
  portfolio.                                    o Master's degree in Social Science       portfolio manager for fixed income
   o Joined Deutsche Asset Management in          from California Institute of            portfolios at Equitable Capital
     1992 and the portfolio in 2002.              Technology.                             Management.
   o Analyst specializing in taxable            o Ph.D, Political Science from          o Portfolio Manager for Enhanced Fixed
     municipal and government investments.        University of California at             Income: London.
   o MBA, Drexel University.                      Irvine.                               o Joined the portfolio in 2002.

  Daniel Taylor
  CFA, Vice President of Deutsche Asset
  Management and Portfolio Manager of the
  portfolio.
    o Joined Deutsche Asset Management in
      1998 and the portfolio in 2002.
    o Prior to that, fixed income portfolio
      manager, asset backed securities analyst and senior credit analyst, CoreStates
      Investment Advisors (1992-1998).
    o Analyst specializing in asset-backed
      securities and government securities.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change a portfolio's investment goal without seeking shareholder approval. For the portfolios listed below, the Board will provide shareholders with at least 60 days notice prior to making any changes to a portfolio's 80% investment policy, as described herein.

Scudder Government Securities Portfolio

Scudder High Yield Portfolio

Scudder Investment Grade Bond Portfolio

Scudder Small Cap Growth Portfolio

Scudder Technology Growth Portfolio

o As a temporary defensive measure, each of the non-money market portfolios could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the portfolios' investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end (annualized for the portfolios with less than 12 months of operation), as a percentage of each portfolio's average daily net assets:

Portfolio Name                                                  Fee Paid
--------------------------------------------------------------------------------
Scudder Government Securities Portfolio                          0.55%

Scudder Growth Portfolio                                         0.60%

Scudder High Yield Portfolio                                     0.60%

Scudder Investment Grade Bond Portfolio                          0.60%

Scudder Money Market Portfolio                                   0.50%

Scudder Small Cap Growth Portfolio                               0.65%

Scudder Technology Growth Portfolio                              0.74%

Scudder Total Return Portfolio                                   0.55%
--------------------------------------------------------------------------------

By contract, the total annual operating expenses of the below portfolios are capped (or, for Scudder Money Market Portfolio, certain expenses are waived), as a percentage of each portfolio's average daily net assets, until April 30, 2003:

Portfolio Name                                                Expense Rate
--------------------------------------------------------------------------------
Scudder Investment Grade Bond Portfolio                          1.05%

Scudder Money Market Portfolio                                  0.65%*

Scudder Technology Growth Portfolio                              1.20%
--------------------------------------------------------------------------------

* The advisor has agreed to waive 0.15% of Scudder Money Market Portfolio's 12b-1 fee until April 30, 2003.

--------------------------------------------------------------------------------

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class B shares of each portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Scudder Money Market Portfolio, the share price, or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by Scudder Investments Service Company, and it has determined that it is a "good order," it will be processed at the next share price calculated. Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Scudder Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:


        TOTAL ASSETS - TOTAL LIABILITIES
       ----------------------------------     = NAV
       TOTAL NUMBER OF SHARES OUTSTANDING

Except with Scudder Money Market Portfolio, we typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price. With Scudder Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

Marketing and Distribution Fees

Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolios' distributor.

Scudder Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, Scudder Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan includes the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. For each portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at (800) 778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090

                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------